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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 10, 2005
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                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

            1-6627                                       25-0927646
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   (Commission File Number)                 (IRS Employer Identification No.)

                100 AIRSIDE DRIVE
           MOON TOWNSHIP, PENNSYLVANIA                               15108
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    (Address of Principal Executive Offices)                      (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2005, Michael Baker Corporation (the "Company") issued a press release reporting that the Company has filed a Form 12b-25 with the Securities and Exchange Commission, advising that additional time is needed for the Company to complete its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, which was due on August 9, 2005. The Company will also be delaying the issuance of a news release announcing its financial results for the same period, as well as the associated conference call and webcast. The Company provided certain preliminary financial results for the quarter ended June 30, 2005 in the press release. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are filed with this report:

Exhibit No.   Description
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99.1          Press release dated August 10, 2005 (filed pursuant to Item 2.02).



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MICHAEL BAKER CORPORATION

                                               By: /s/  William P. Mooney
                                                   -----------------------------
                                                   Executive Vice President and
                                                   Chief Financial Officer


Date:  August 15, 2005


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                                  EXHIBIT INDEX

Number          Description                                    Method of Filing
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99.1            Press release dated August 10, 2005            Filed herewith.
                (filed pursuant to Item 2.02).